Exhibit 99.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT is entered into as of December 1, 2020 (this “Agreement”), by and among salesforce.com, inc., a Delaware corporation (“Parent”), and each of the persons set forth on Schedule A hereto (each, a “Stockholder” and collectively, the “Stockholders”). Parent and the Stockholders are each sometimes referred to herein as a “Party” and collectively as the “Parties.”

W I T N E S S E T H:

WHEREAS, Parent, Slack Technologies, Inc., a Delaware corporation (the “Company”), Skyline Strategies I Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub I”), and Skyline Strategies II LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent (“Merger Sub II”), are entering into an Agreement and Plan of Merger dated as of the date hereof (as it may be amended or supplemented from time to time, the “Merger Agreement”), pursuant to which, among other things, at the First Effective Time under the Merger Agreement, Merger Sub I will merge with and into the Company (the “First Merger”), with the Company being the surviving corporation in the First Merger (the “Surviving Corporation”) upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”);

WHEREAS, immediately following the First Merger, a second merger shall occur (a) if the Revised Structure Notice shall not have been delivered by Parent in accordance with Section 2.7 of the Merger Agreement, by the Surviving Corporation merging with and into Merger Sub II, with Merger Sub II surviving the merger as a wholly owned Subsidiary of Parent in accordance with the applicable provisions of the DGCL and the Delaware Limited Liability Company Act or (b) if the Revised Structure Notice shall have been delivered by Parent in accordance with Section 2.7 of the Merger Agreement, by the Surviving Corporation merging with and into Parent, with Parent surviving the merger in accordance with the applicable provisions of the DGCL (such second step merger together with the First Step Merger, the “Mergers”), in each case, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of such number of shares of each class of capital stock of the Company as set forth opposite such Stockholder’s name on Schedule A hereto (the “Existing Shares”);

WHEREAS, the board of directors of the Company (the “Board”) has (i) determined that the Mergers constitute a Change of Control Transaction (as defined in the Amended and Restated Certificate of Incorporation of the Company (the “Charter”)) and unanimously adopted the Merger Agreement, and approved the transactions contemplated thereby, including the Mergers, and (ii) subject to Section 4.14 of the Merger Agreement, the Board has taken all action necessary to render inapplicable to the Merger Agreement and transactions contemplated thereby (including, for the avoidance of doubt, this Agreement) Section 203 of the DGCL and any similar provisions in the Company Governing Documents or any other Takeover Statute; and

WHEREAS, as a condition to the willingness of Parent, Merger Sub I and Merger Sub II to enter into the Merger Agreement, and incurring the obligations set forth therein, and as an inducement and in consideration for Parent, Merger Sub I and Merger Sub II to enter into the Merger Agreement, the Stockholders have agreed to enter into this Agreement concurrently with the execution and delivery of the Merger Agreement, pursuant to which, among other things, each Stockholder is agreeing, subject to the terms of this Agreement, to vote all of such Stockholder’s Shares in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

GENERAL

1.1 Definitions. For the purposes of and under this Agreement, the following capitalized terms shall have the respective meanings below. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

(a) “beneficial ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power, which includes the power to dispose, or to direct the disposition, of such security, and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 under the Exchange Act; provided that for purposes of determining beneficial ownership, a Person shall be deemed to be the beneficial owner of any securities that may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of sixty (60) days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). For purposes of this Agreement, a Person shall be deemed to beneficially own any securities beneficially owned by its Affiliates or any Group of which such Person or any such Affiliate is or becomes a member or is otherwise acting in concert. For the avoidance of doubt, beneficially own and beneficial ownership shall also include record ownership of securities. The terms “beneficially own,” “beneficially owned” and “beneficial owner” shall each have a correlative meaning.

(b) “Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company.

(c) “Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of the Company.

(d) “Company Common Stock” means the Class A Common Stock and the Class B Common Stock of the Company.

(e) “Founder Voting Agreements” means (i) the Holder Voting Agreement, dated as of May 29, 2019, by and among Eric Costello, Eric E.G. Costello Revocable Trust, Esther Costello 2019 Trust, Jude Costello 2019 Trust, Phoebe Costello 2019 Trust, Hope Costello 2019 Trust (collectively, the “Costello Entities”) and Stewart Butterfield; (ii) the Holder Voting Agreement, dated as of May 27, 2019, by and among Cal Henderson, Rebecca Reeve Henderson, Cal Henderson and Rebecca Reeve Henderson, as trustees of the Henderson Family Trust u/a/d 7/21/2016, the Cal Henderson 2019 Grantor Retained Annuity Trust, the Theodore Henderson GST Exempt Trust under the Cal Henderson Family 2019 Irrevocable Trust, the William Franklin Henderson GST Exempt Trust under the Cal Henderson Family 2019 Irrevocable Trust, the Rebecca Reeve Henderson 2019 Grantor Retained Annuity Trust, the Theodore Henderson GST Exempt Trust under the Rebecca Reeve Henderson Family 2019 Irrevocable Trust, the William Franklin Henderson GST Exempt Trust under the Rebecca Henderson Family 2019 Irrevocable Trust (collectively, the “Henderson Entities”) and Stewart Butterfield; and (iii) the Holder Voting Agreement, dated as of May 24, 2019, by and between Serguei Mourachov and Stewart Butterfield, as assigned to 1232391 B.C. Ltd. pursuant to that Consent to Assignment, dated as of December 18, 2019, by and between Stewart Butterfield and Serguei Mourachov.

(f) “Shares” means, with respect to each Stockholder, (1) such Stockholder’s Existing Shares and (2) any shares of Company Common Stock or other voting capital stock of the Company and any securities convertible into or exercisable or exchangeable for shares of Company Common Stock or other voting capital stock of the Company, in each case that such Stockholder, directly or indirectly, has or acquires beneficial ownership of on or after the date hereof.

1.2 Other Definitions.

Term	Section
10b5-1 Class B Shares	Section 3.2(b)
Agreement	Preamble
Board	Recitals
Charter	Recitals
Company	Recitals
Determination Date	Section 2.1(a)
DGCL	Recitals
Encumbrances	Section 4.1(c)
Existing Shares	Recitals
First Merger	Recitals
Merger Agreement	Recitals
Merger Sub I	Recitals
Merger Sub II	Recitals
Mergers	Recitals
Parent	Preamble
Parties	Preamble
Party	Preamble
Permitted Encumbrances	Section 4.1(c)
Permitted Transfer	Section 3.2(b)
Stockholder	Preamble
Stockholders	Preamble
Surviving Corporation	Recitals
Termination Date	Section 5.2
Transfer	Section 3.2(b)

ARTICLE II

AGREEMENT TO VOTE

2.1 Agreement to Vote.

(a) Each Stockholder hereby irrevocably and unconditionally agrees that during the period beginning on the date hereof and ending on the Termination Date, it shall, at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting, including the Company Stockholders Meeting), however called (the date of the taking of any such action being an applicable “Determination Date”), each Stockholder shall, in each case to the fullest extent that such Stockholder’s Shares are entitled to vote thereon: appear at such meeting or otherwise cause such Stockholder’s Shares to be counted as present thereat for purposes of establishing a quorum; and

(i) vote, or cause to be voted at such meeting, in person or by proxy, all of such Stockholder’s Shares:

(A)

in favor of the approval and adoption of (1) the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, and (2) any related proposal in furtherance thereof, including in favor of any proposal to adjourn or postpone to a later date any meeting of the stockholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the stockholders of the Company if there are not sufficient votes for approval of such matters on the date on which the meeting is held; and

(B)

against (1) any Acquisition Proposal or any related proposal in furtherance thereof; (2) any action or agreement that is in opposition to the Mergers or that would result in a breach of any covenant, representation or warranty of the Company or any of its Subsidiaries contained in the Merger Agreement; and (3) any other action that would reasonably be expected to impede, interfere with, delay, postpone, frustrate the purposes of, or adversely affect the transactions contemplated by the Merger Agreement, including the Mergers, or this Agreement or the performance by the Company of its obligations under the Merger Agreement.

(b) Any vote required to be cast pursuant to this Section 2.1 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of recording the results of that vote. Any attempt by a Stockholder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of) such Stockholder’s Shares in contravention of this Section 2.1 shall be null and void ab initio. If a Stockholder is the beneficial owner, but not the holder of record, of any Shares, such Stockholder agrees to take all actions necessary to cause the holder of record and any nominees to vote all of such Shares in accordance with this Section 2.1. For the avoidance of doubt, Stewart Butterfield shall take all actions necessary to exercise his rights under the Founder Voting Agreements to cause the Shares covered by the Founder Voting Agreements to be voted in accordance with and pursuant to Section 2.1(a). To the extent a Stockholder does not fully control the determinations of such stockholder entity, such Stockholder agrees to exercise all voting or other rights it has in such entity to carry out the intent and purposes of the support and voting obligations in this Section 2.1 or otherwise set forth in this Agreement. For the avoidance of doubt, the foregoing commitments apply to any Shares held by any trust, limited partnership or other entity holding Shares over which the applicable Stockholder exercises direct or indirect voting control.

(c) Nothing in this Agreement shall obligate any Stockholder to exercise any option or any other right to acquire any shares of Company Common Stock.

ARTICLE III

ADDITIONAL AGREEMENTS

3.1 Waiver of Appraisal Rights and Certain Other Actions; Litigation. To the full extent permitted by Law, each Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, any rights of appraisal (including under Section 262 of the DGCL), any dissenters’ rights and any similar rights relating to the Mergers that such Stockholder may have, directly or indirectly, by virtue of the ownership of any Shares, or may acquire in connection with the Mergers. Each Stockholder further agrees not to commence, join in, facilitate, assist or knowingly encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub I, Merger Sub II or the Company or any of their respective affiliates and each of their successors, directors managers or officers relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, including any claim (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoy or delay the closing of the Mergers) or (b) alleging a breach of any duty of the Board or any Stockholder in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, and hereby irrevocably waives any claim or rights whatsoever with respect to any of the foregoing.

3.2 No Inconsistent Arrangements; No Transfer.

(a) Each Stockholder represents, covenants and agrees that, except for this Agreement and the Shares subject to the Founder Voting Agreements, such Stockholder (i) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement, voting trust or similar arrangement or understanding with respect to such Stockholder’s Shares, (ii) has not granted, and shall not grant at any time prior to the Termination Date, a proxy, consent or power of attorney with respect to such Stockholder’s Shares, (iii) has not taken, and shall not take at any time while this Agreement remains in effect, any action that would, or would reasonably be expected to, (A) make any representation or warranty of such Stockholder contained herein untrue or incorrect, (B) violate or conflict with such Stockholder’s covenants and obligations under this Agreement, (C) otherwise have the effect preventing, impairing or materially delaying such Stockholder from performing any of its obligations under this Agreement or (D) have the effect of preventing, impairing or materially delaying, the Merger or the other transactions contemplated by the Merger Agreement or the performance by the Company of its obligations under the Merger Agreement.

(b) Except as provided hereunder, from and after the date hereof and until the Termination Date, each Stockholder shall not, directly or indirectly, (i) create or permit to exist any Encumbrances, other than Permitted Encumbrances, on such Stockholder’s Shares; (ii) transfer, sell, short sell, assign, tender, encumber, gift, hedge, distribute, pledge or otherwise dispose of, or grant a proxy with respect to, such Stockholder’s Shares, beneficial ownership thereof or any other interest therein (including, for the avoidance of doubt, any “Transfer” (for this purpose, as defined in the Charter) or take any other action that would cause or result in the conversion of a share of Class B Common Stock into a share of Class A Common Stock pursuant to the Charter), or enter into any derivative arrangement with respect to (collectively, “Transfer”), such Stockholder’s Shares, or any right or interest therein (or offer to do or consent to any of the foregoing); (iii) enter into or acquire any Contract with respect to such Stockholder’s Shares or any legal or beneficial interest therein, including any derivative contract, any futures or forward contract to deliver such Stockholder’s Shares or any other hedging or other derivative, swap, “put-call,” margin, securities lending or other transaction that has or reasonably would be expected to have the effect of changing, limiting, arbitraging or reallocating the economic benefits and risks of ownership of such Stockholder’s Shares; (iv) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to such Stockholder’s Shares; or (v) deposit or permit the deposit of such Stockholder’s Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Stockholder’s Shares. Any action taken in violation of the immediately preceding sentence shall be null and void ab initio. Notwithstanding the foregoing, each Stockholder may Transfer such Stockholder’s (A) Shares to a Permitted Transferee (as defined in the Charter), but only if such Transfer does not result in the conversion under the Charter of such Shares that are shares of Class B Common Stock into Class A Common Stock, or (B) Shares of Class A Common Stock and, solely in the case of clause (3) below, up to 825,000 shares of Class B Common Stock (such Class B Common Stock, the “10b5-1 Class B Shares”) (1) if such Transfer is by David C. Butterfield and Alfonso D. Rubio Memorial Foundation for bona fide charitable purposes, (2) in connection with the payment of the exercise price and/or the satisfaction of any tax withholding obligations arising from the exercise, vesting and/or settlement of any Company Option, Company RSU or Company Restricted Share Award, and (3) pursuant to a Rule 10b5-1 trading plan in effect as of the date hereof (any such Transfer and any Transfer with Parent’s prior written consent, a “Permitted Transfer”), provided that (x) a Transfer pursuant to clause (A) of this sentence shall be a Permitted Transfer only if the transferee of such Shares, prior to the date of such Transfer, agrees in a signed writing satisfactory to Parent (acting reasonably) to accept such Shares subject to the terms of this Agreement and to be bound by the terms of this Agreement applicable to such Stockholder for all purposes of this Agreement and (y) any Transfer of Shares pursuant to clause (B), in the aggregate (taking into account all Transfers of Shares pursuant to clause (B) by any Stockholder from and after the date of this Agreement), will not, and would not reasonably be expected to exceed one percent (1%) of the total voting power of the outstanding shares of Company Common Stock as of immediately prior to the applicable Determination Date. If any involuntary Transfer of such Stockholder’s Shares in the Company shall occur (including, but not limited to, a sale by any Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (including any transferees and subsequent transferees of the initial transferee) shall take and hold such Shares subject to all of the terms of this Agreement applicable to the initial Stockholder of such Shares.

(c) Without limiting Section 3.2(a) and Section 3.2(b), prior to the Termination Date, each Stockholder shall not take any action to cause the conversion of such Stockholder’s Shares that are Class B Common Stock into shares of Class A Common Stock (except as expressly permitted in Section 3.2(b) with respect to the 10b5-1 Class B Shares). Each Stockholder agrees with, and covenants to, Parent that such Stockholder shall not request that the Company register the conversion (book-entry or otherwise) of any certificate or uncertificated interest representing any or all of the Stockholder’s Shares that are Class B Common Stock into Class A Common Stock (except as expressly permitted in Section 3.2(b) with respect to the 10b5-1 Class B Shares). Any conversion of shares of Class B Common Stock in violation of this Agreement shall, to the fullest extent permitted by Law, be null and void ab initio.

(d) From the date hereof until the Termination Date, such Stockholder shall not, without the prior written consent of Parent, amend, modify or waive any provision or remedy under the applicable Founder Voting Agreement.

3.3 Adjustments. In the event of any stock split (including a reverse stock split), stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting such Stockholder’s Shares, the terms of this Agreement shall apply to the resulting securities.

3.4 No Shop Obligations of the Stockholders.

(a) Subject to Section 5.14 and from the date hereof until the Termination Date, each Stockholder shall not, and shall cause its affiliates and its and their respective Representatives not to, directly or indirectly, (i) solicit, initiate or knowingly encourage or facilitate (including by way of providing information or taking any other action) any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer which constitutes or would be reasonably expected to lead to an Acquisition Proposal, (ii) participate in any negotiations regarding, or furnish to any person any information relating to the Company or any Company Subsidiary in connection with an actual or potential Acquisition Proposal, (iii) otherwise cooperate with or assist or participate in, or facilitate, any such inquiries, proposals, offers, discussions or negotiations, (iv) encourage or recommend any other holder of Company Common Stock to not adopt the Merger Agreement or approve the transactions contemplated by the Merger Agreement, including the Mergers, (v) support, recommend, endorse, authorize or approve, or propose to support, recommend, endorse, authorize or approve, any Acquisition Proposal or enter into any Company Acquisition Agreement or (vi) agree to do any of the foregoing. Each Stockholder shall, and shall cause its affiliates and its and their respective Representatives to, immediately cease any and all solicitation, encouragement, discussion or negotiation with any Person or groups or provision of any information to any persons (other than Parent, its Subsidiaries, and their respective Representatives acting on their behalf) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; provided, however, that each Stockholder, its affiliates and its and their respective Representatives may engage in such activities to the extent that the Company is permitted to engage in such activities pursuant to the terms of the Merger Agreement, but only if such Stockholder and its affiliates and its and their respective Representatives each comply with the terms of the Merger Agreement as if it were the Company.

(b) From and after the date hereof until the First Effective Time, each Stockholder shall promptly (and in any event within twenty-four (24) hours) (i) notify Parent of (A) any Acquisition Proposal it receives in its capacity as a stockholder of the Company, (B) any proposals or inquiries it receives in its capacity as a stockholder of the Company that would reasonably be expected to lead to an Acquisition Proposal and (C) any inquiry or request it receives in its capacity as a stockholder of the Company for information relating to the Company or any Company Subsidiary by any person who has made or would reasonably be expected to make any Acquisition Proposal, (ii) if such Acquisition Proposal, request or inquiry is in writing, deliver to Parent a copy of such Acquisition Proposal, request or inquiry and any related draft agreements and other written materials setting forth the terms and conditions of such Acquisition Proposal, request or inquiry, and (iii) if such Acquisition Proposal, request or inquiry is oral, provide to Parent a reasonably detailed summary thereof. Without limiting any Stockholder’s other obligations hereunder, each Stockholder shall keep Parent reasonably informed on a prompt and timely basis of the status and material details of any such Acquisition Proposal and with respect to any material change to the terms of any such Acquisition Proposal within twenty-four (24) hours of any such material change.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Parent, as to such Stockholder with respect to his, her or its own account and with respect to its Shares, on a several basis, that:

(a) Authorization; Binding Agreement. If such Stockholder is not an individual, such Stockholder is duly organized and validly existing in good standing (where such concept is recognized) under the Laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within such Stockholder’s entity powers and have been duly authorized by all necessary entity actions on the part of such Stockholder, and such Stockholder has all requisite entity power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. If such Stockholder is an individual, such Stockholder has all requisite legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Parent constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Enforceability Limitations. If such Stockholder is an individual and is married, and such Stockholder’s Shares constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly and validly executed and delivered by such Stockholder’s spouse and, assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Stockholder’s spouse, enforceable against such Stockholder’s spouse in accordance with its terms, subject to the Enforceability Limitations.

(b) Non-Contravention. Neither the execution and delivery of this Agreement by such Stockholder (or if applicable, such Stockholder’s spouse) nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder (or if applicable, such Stockholder’s spouse) with any provisions herein will (a) violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of such Stockholder, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity on the part of such Stockholder (or if applicable, such Stockholder’s spouse), except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States or federal securities laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract to which such Stockholder (or if applicable, such Stockholder’s spouse) is a party or by which such Stockholder (or if applicable, such Stockholder’s spouse) or such Stockholder’s Shares may be bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien (other than Permitted Liens) on any asset of such Stockholder (or if applicable, such Stockholder’s spouse) (other than one created by Parent, Merger Sub I or Merger Sub II) or (e) violate any Law applicable to such Stockholder (or if applicable, such Stockholder’s spouse) or by which such Stockholder’s Shares are bound, except, in the case of each of clauses (c), (d) and (e), as would not reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

(c) Ownership of Shares; Total Shares. Such Stockholder is the record and beneficial owner of all of the Existing Shares and has good and marketable title to all of the Existing Shares free and clear of any Liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Existing Shares (collectively, “Encumbrances”), except for any such Encumbrance that may be imposed pursuant to (i) this Agreement, (ii) any applicable restrictions on transfer under the Securities Act or any state securities law, (iii) the Company Governing Documents, (iv) any applicable Company Equity Plan or agreements evidencing grants thereunder, (v) the Amended and Restated Investors’ Rights Agreement, dated May 9, 2019, and (vi) the Founder Voting Agreement to which such Stockholder is a party ((i) through (vi), collectively, “Permitted Encumbrances”).

(d) The Existing Shares listed on Schedule A opposite such Stockholder’s name constitute all of the shares of Company Common Stock, Company Options, Company RSUs, and Company Restricted Share Award, and any other securities of the Company beneficially owned by such Stockholder as of the date hereof.

(e) Voting Power. Except, in each case, for the Shares subject to the Founder Voting Agreements, such Stockholder has full voting power with respect to all of such Stockholder’s Shares (to the extent such Shares have voting rights) (provided that nothing under the Founder Voting Agreements would prohibit, conflict with or otherwise impede this Agreement or the transactions contemplated hereby), and full power of disposition with respect to such Shares to the extent they consist of vested shares of Company Common Stock, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Shares.

(f) Absence of Other Voting Agreements. (i) None of such Stockholder’s Shares is or will be subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to the voting of such Shares, in each case, that is inconsistent with this Agreement and (ii) except for such Stockholder’s Shares subject to the applicable Founder Voting Agreement, none of such Stockholder’s Shares is subject to any pledge agreement pursuant to which such Stockholder does not retain sole and exclusive voting rights with respect to such Shares subject to such pledge agreement at least until the occurrence of an event of default under the related debt instrument. True and complete copies of each Founder Voting Agreement in effect as of the date hereof have been made available to Parent prior to the date hereof. None of the parties thereto is in material breach of or any material default under the terms of any Founder Voting Agreement. Each Founder Voting Agreement is a valid, binding and enforceable obligation on each party thereto and is in full force and effect, subject to the Enforceability Limitations.

(g) Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Proceeding pending against such Stockholder, or, to the knowledge of such Stockholder, threatened against (i) such Stockholder or its affiliates or (ii) any of such Stockholder’s properties or assets (including any of such Stockholder’s Shares), in each case, that would reasonably be expected to prevent, materially delay or impair the performance by such Stockholder of its obligations under this Agreement.

(h) Reliance by Parent, Merger Sub I and Merger Sub II. Such Stockholder understands and acknowledges that Parent, Merger Sub I and Merger Sub II are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement and the representations and warranties of such Stockholder contained herein. Such Stockholder understands and acknowledges that the Merger Agreement governs the terms of the Mergers and the other transactions contemplated thereby.

4.2 Representations and Warranties of Parent. Parent hereby represents and warrants to each Stockholder as follows:

(a) Organization and Qualification. Parent is a duly organized and validly existing corporation in good standing under the Laws of the jurisdiction of its organization. All of the issued and outstanding capital stock of Merger Sub I and Merger Sub II is owned directly or indirectly by Parent.

(b) Authority for this Agreement. Parent has all requisite entity power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent have been duly and validly authorized by all necessary entity action on the part of Parent, and no other entity proceedings on the part of Parent are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by Parent and, assuming the due authorization, execution and delivery by each Stockholder, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the Enforceability Limitations.

ARTICLE V

MISCELLANEOUS

5.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), by electronic mail (notice deemed given upon transmission so long as there is no return error message or other notification of non-delivery received by the sender; provided that electronic mail received after 6:00 p.m., Pacific Time, shall be deemed received on the next day) or sent by a nationally recognized overnight courier or express delivery service (notice deemed given upon receipt of proof of delivery), to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

if to Parent, to:

salesforce.com, inc.

Salesforce Tower

415 Mission Street, 3rd Floor

San Francisco, CA 94105

Email: legal@salesforce.com

Attention: General Counsel

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Email: ajnussbaum@wlrk.com

            rcchen@wlrk.com

Attention: Andrew J. Nussbaum

                 Ronald C. Chen

if to a Stockholder, to such Stockholder’s address or email address set forth below:

Stewart Butterfield and the David C. Butterfield and Alfonso D. Rubio Memorial Foundation

500 Howard Street

San Francisco, CA 94105

Email: stewart@slack-corp.com

Attention: Stewart Butterfield

Eric Costello and the Costello Entities

500 Howard Street

San Francisco, CA 94105

Email: eric.costello@gmail.com

Attention: Eric Costello

Cal Henderson, Rebecca Reeve Henderson and the Henderson Entities

San Francisco, CA 94105

Email: cal@slack-corp.com

Attention: Cal Henderson

Serguei Mourachov and 1232391 B.C. Ltd.

500 Howard Street

San Francisco, CA 94105

Email: serguei@slack-corp.com

Attention: Serguei Mourachov

with a copy to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Email: rick.kline@lw.com

            tad.freese@lw.com

            mark.bekheit@lw.com

Attention: Richard A. Kline

                 Tad J. Freese

                 Mark M. Bekheit

5.2 Termination. This Agreement shall terminate automatically with respect to a Stockholder and Parent, without any notice or other action by any Person, upon the earliest to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the First Effective Time, (c) the entry without the prior written consent of such Stockholder into any amendment, waiver or modification to the Merger Agreement that results in a decrease in the Merger Consideration or changes the mix of Merger Consideration or (d) the delivery of written notice by Parent to such Stockholder of termination of this Agreement, and upon the occurrence of the earliest of such events this Agreement shall terminate and be of no further force (the date of termination, the “Termination Date”). Upon termination of this Agreement with respect to a Stockholder and Parent, neither such Stockholder nor Parent shall have any further obligations or liabilities under this Agreement; provided, however, that (i) nothing set forth in this Section 5.2 shall relieve or otherwise limit the liability of any Party for fraud or any willful breach (as defined in the Merger Agreement) of this Agreement prior to termination hereof and (ii) the provisions of this Article V shall survive any termination of this Agreement.

5.3 Amendments and Waivers.

(a) Subject to applicable Law and except as otherwise provided in this Agreement, this Agreement may be amended, modified and supplemented by written agreement of each Party.

(b) At any time and from time to time prior to the First Effective Time, each Party may, to the extent legally allowed and except as otherwise set forth herein, (i) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable, (ii) waive any inaccuracies in the representations and warranties made by the other Party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for their respective benefit contained herein. Any agreement on the part of Parent or any Stockholder to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of Parent or such Stockholder, as applicable. No failure or delay by Parent or a Stockholder in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

5.4 Entire Agreement; Third-Party Beneficiaries. This Agreement and the other documents and certificates delivered pursuant hereto, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties any rights or remedies hereunder or thereunder.

5.5 Enforcement; Remedies. The Parties agree that irreparable damage would occur and that the Parent would not have any adequate remedy at law in the event that any Stockholder did not perform any of the provisions of this Agreement in accordance with their specific terms or otherwise breached any such provisions. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity. Any and all remedies herein expressly conferred upon Parent will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon Parent, and the exercise by Parent of any one remedy will not preclude the exercise of any other remedy.

5.6 Governing Law; Jurisdiction.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the Law of any other state.

(b) Each Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding, except in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof; (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof; (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in such courts; and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such courts. Each Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each Party to this Agreement irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 5.6(b) in the manner provided for notices in Section 5.1. Nothing in this Agreement will affect the right of any Party to this Agreement to serve process in any other manner permitted by applicable Law.

5.7 Waiver of Jury Trial.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.7.

5.8 Assignment. This Agreement shall not be assigned by any Party (including by operation of law, by merger or otherwise) without the prior written consent of (a) Parent, in the case of an assignment by a Stockholder and (b) each Stockholder, in the case of an assignment by Parent; provided that Parent may assign any of its respective rights and obligations to any direct or indirect Subsidiary of Parent, but no such assignment shall relieve Parent of its obligations hereunder. Subject to the preceding sentence, but without relieving any Party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

5.9 Descriptive Headings. The table of contents and headings set forth in this Agreement or any schedule delivered pursuant to this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or such schedule or any term or provision hereof or thereof.

5.10 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner.

5.11 Counterparts. This Agreement may be executed manually or by other electronic transmission by the Parties, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Parties. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .pdf or DocuSign format shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

5.12 Interpretation. When a reference is made in this Agreement to sections, such reference shall be to a section of this Agreement, unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” As used in this Agreement, the term “affiliates” shall have the meaning set forth in Rule 12b-2 of the Exchange Act. The word “extent” and the phrase “to the extent” when used in this Agreement shall mean the degree to which a subject or other things extends, and such word or phrase shall not merely mean “if.” The term “or” is not exclusive, and shall be interpreted as “and/or.” The phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. A reference to any specific Law or to any provision of any Law, whether or not followed by the phrase “as amended,” includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific Law will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

5.13 Publicity; Documentation and Information. Each Stockholder agrees that it shall not make any public announcement regarding this Agreement or the transactions contemplated hereby without the prior written consent of Parent, except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to Parent, and such Stockholder will consider in good faith the reasonable comments of Parent with respect to such disclosure and otherwise cooperate with Parent in obtaining confidential treatment with respect to such disclosure). Each Stockholder consents to and hereby authorizes Parent, Merger Sub I and Merger Sub II to publish and disclose in all documents and schedules filed with the SEC or any other Governmental Entity or applicable securities exchange, and any press release or other disclosure document that Parent, Merger Sub I or Merger Sub II reasonably determines to be necessary or advisable in connection with the Mergers or any other transactions contemplated by the Merger Agreement or this Agreement, including, without limitation, any registration statement and any definitive proxy statement/prospectus (and any amendments or supplements thereto), such Stockholder’s identity and ownership of such Stockholder’s Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and each Stockholder acknowledges that Parent, Merger Sub I and Merger Sub II may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity or securities exchange.

5.14 Capacity as Stockholder. Each Stockholder signs this Agreement in such Stockholder’s capacity as a stockholder of the Company, and not, if applicable, in such Stockholder’s capacity as a director, officer or employee of the Company. Notwithstanding anything herein to the contrary, nothing in this Agreement shall in any way restrict a director or officer of the Company in the taking of any actions (or the failure to take any actions) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties in his or her capacity as a director or officer of the Company, or prevent, or be construed to create any obligation on the part of, any director or officer of the Company from taking any action in his or her capacity as such director or officer.

5.15 Further Assurances. Each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to perform its obligations under this Agreement.

5.16 Stockholder Obligation Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties, intending to be legally bound hereby, have executed or caused this Agreement to be executed in counterparts, all as of the day and year first above written.

salesforce.com, inc.

By:	/s/ John Somorjai
Name:	John Somorjai
Title:	Executive Vice President, Corporate Development & Salesforce Ventures

[Signature Page to Voting and Support Agreement]

STOCKHOLDERS:

By:	/s/ Stewart Butterfield
Name:	Stewart Butterfield

DAVID C. BUTTERFIELD AND ALFONSO D. RUBIO MEMORIAL FOUNDATION

By:	/s/ Stewart Butterfield
Name:	Stewart Butterfield
Title:	Chief Executive Officer

[Signature Page to Voting and Support Agreement]

STOCKHOLDERS:

By:	/s/ Eric Costello
Name:	Eric Costello

By:	/s/ Katrina Costello
Spouse (if applicable): Katrina Costello

ERIC E.G. COSTELLO REVOCABLE TRUST

By:	/s/ Eric Costello
Name:	Eric Costello
Title:	Trustee

ESTHER COSTELLO 2019 TRUST

By:	/s/ Michael Todd Parker
Name:	Michael Todd Parker
Title:	Trustee

JUDE COSTELLO 2019 TRUST

By:	/s/ Michael Todd Parker
Name:	Michael Todd Parker
Title:	Trustee

PHOEBE COSTELLO 2019 TRUST

By:	/s/ Michael Todd Parker
Name:	Michael Todd Parker
Title:	Trustee

HOPE COSTELLO 2019 TRUST

By:	/s/ Michael Todd Parker
Name:	Michael Todd Parker
Title:	Trustee

[Signature Page to Voting and Support Agreement]

STOCKHOLDERS:

By:	/s/ Cal Henderson
Name:	Cal Henderson

By:	/s/ Rebecca Reeve Henderson
Name:	Rebecca Reeve Henderson

CAL HENDERSON AND REBECCA REEVE HENDERSON AS TRUSTEES OF THE HENDERSON FAMILY TRUST U/A/D 7/21/2016

By:	/s/ Cal Henderson
Name:	Cal Henderson
Title:	Trustee

THE CAL HENDERSON 2019 GRANTOR RETAINED ANNUITY TRUST

By:	/s/ Cal Henderson
Name:	Cal Henderson
Title:	Trustee

THE THEODORE HENDERSON GST EXEMPT TRUST UNDER THE CAL HENDERSON FAMILY 2019 IRREVOCABLE TRUST

By:	/s/ Cal Henderson
Name:	Cal Henderson
Title:	Trustee

[Signature Page to Voting and Support Agreement]

STOCKHOLDERS:

WILLIAM FRANKLIN HENDERSON GST EXEMPT TRUST UNDER THE CAL HENDERSON FAMILY 2019 IRREVOCABLE TRUST

By:	/s/ Cal Henderson
Name:	Cal Henderson
Title:	Trustee

THE REBECCA REEVE HENDERSON 2019 GRANTOR RETAINED ANNUITY TRUST

By:	/s/ Rebecca Reeve Henderson
Name:	Rebecca Reeve Henderson
Title:	Trustee

THE THEODORE HENDERSON GST EXEMPT TRUST UNDER THE REBECCA REEVE HENDERSON FAMILY 2019 IRREVOCABLE TRUST

By:	/s/ Rebecca Reeve Henderson
Name:	Rebecca Reeve Henderson
Title:	Trustee

THE WILLIAM FRANKLIN HENDERSON GST EXEMPT TRUST UNDER THE REBECCA REEVE HENDERSON FAMILY 2019 IRREVOCABLE TRUST

By:	/s/ Rebecca Reeve Henderson
Name:	Rebecca Reeve Henderson
Title:	Trustee

[Signature Page to Voting and Support Agreement]

STOCKHOLDERS:

By:	/s/ Serguei Mourachov
Name:	Serguei Mourachov

By:	/s/ Oksana Leontieva
Spouse (if applicable): Oksana Leontieva

1232391 B.C. LTD.

By:	/s/ Serguei Mourachov
Name:	Serguei Mourachov
Title:	Director

[Signature Page to Voting and Support Agreement]

SCHEDULE A

EXISTING SHARES

Name of Stockholder	Number of Shares of Class A Common Stock	Number of Shares of Class B Common Stock	Company Options	Company RSUs	Company Class A Restricted Share Awards	Company Class B Restricted Share Awards
Stewart Butterfield and the David C. Butterfield and Alfonso D. Rubio Memorial Foundation	1,670,370	37,367,937	697,471	762,670	122,817	987,928
Eric Costello and the Costello Entities	88,302	6,334,174	0	0	0	0
Cal Henderson, Rebecca Reeve Henderson and the Henderson Entities	94,365	16,269,141	181,122	140,601	0	0
Serguei Mourachov and 1232391 B.C. Ltd.	40,720	13,000,000	0	1,688	0	0

A-1